American Funds Emerging Markets Bond Fund® Prospectus Supplement October 13, 2017 (for prospectus dated April 7, 2017, as supplemented to date)

1. The “Prior investment results of Capital Research and Management Company and its affiliates” section of the prospectus is amended and restated in its entirety to read as follows:

Prior investment results of Capital Research and Management Company and its affiliates

The following tables show composite investment results based on the historical results of the fund and all other accounts (the “other accounts”) managed by Capital Research and Management Company, the investment adviser to the fund, and its affiliates with investment objectives, policies, strategies and risks substantially similar to those of the fund. The current composition of the management team of the other accounts is substantially the same as the composition of the fund’s management team, but the composition of the management team of the other accounts has changed over time. The composite investment results are provided to illustrate the past performance of the investment adviser and its affiliates in managing the composite as measured against an appropriate index. The composite investment results do not represent the historical results of the fund and should not be interpreted as indicative of the future results of the fund or the investment adviser or be considered a substitute for the fund’s investment results.

The composite investment results below are shown (i) net of the highest total annual operating fees and expenses after any fee waivers and/or expense reimbursements (1.91%) and (ii) net of the highest management fees (0.60%), in each case in effect as of the date of this prospectus for any account in the composite that is offered to U.S. investors. All returns presented are asset-weighted and reflect the reinvestment (net of foreign withholding taxes) of dividends, interest and other earnings. Withholding tax rates apply primarily to U.S. investors. All returns reflect the deduction of brokerage commissions and execution costs paid by the accounts, and are shown before federal and state income taxes.

The other accounts that are included in the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable, might have adversely affected the results of the other accounts. Unlike the fund’s 80% investment minimum in bonds and other debt securities, which was adopted by the fund to comply with rule 35d-1 under the Investment Company Act of 1940, the other accounts have policies to invest at least 50 to 80% of their assets in such securities. However, in practice the other accounts have generally invested at least 80% of their assets in bonds and other debt securities.

These results below are not intended to predict or suggest the returns that might be experienced by the fund or an individual investing in the fund. Investors should also be aware that use of a methodology different from that used below to calculate investment results could result in different investment results data.

Prior Related Investment Results

Historical Returns

Year Ending December 31	Emerging Markets Debt Composite (Net of Highest Total Annual Operating Fees and Expenses)	Emerging Markets Debt Composite (Net of Highest Management Fees)	J.P. Morgan Index Blend – 50% J.P. Morgan Emerging Markets Bond Index Global Diversified and 50% J.P Morgan Global Bond Index – Emerging Markets Global Diversified*
2016	7.88%	9.29%	10.45%
2015	–9.21	–8.00	–7.12
2014	–0.62	0.69	–0.20
2013	–8.48	–7.26	–7.76
2012	17.62	19.15	17.74
2011	–1.62	–0.32	3.33
2010	12.09	13.56	13.91
2009	29.83	31.51	25.18
2008	–15.27	–14.13	–8.05
2007	11.32	12.77	12.10

Average annual total returns

For periods ending December 31, 2016

	Emerging Markets Debt Composite (Net of Highest Total Annual Operating Fees and Expenses)	Emerging Markets Debt Composite (Net of Highest Management Fees)	J.P. Morgan Index Blend – 50% J.P. Morgan Emerging Markets Bond Index Global Diversified and 50% J.P Morgan Global Bond Index – Emerging Markets Global Diversified*
One year	7.88%	9.29%	10.45%
Five years	0.94	2.27	2.09
Lifetime (since 2/28/2006)	4.33	5.70	5.64

* Index represents 50% JP Morgan Emerging Markets Bond Index (EMBI) Global Index and 50% JP Morgan Global Bond Index – Emerging Markets (GBI-EM) Global Diversified Index, rebalanced monthly through June 30, 2016; 50% JP Morgan EMBI Global Diversified Index and 50% JP Morgan GBI-EM Global Diversified Index, rebalanced monthly, thereafter. The J.P. Morgan Index Blend - 50% J.P. Morgan EMBI Global Diversified and 50% J.P. Morgan GBI-EM Global Diversified – tracks the universe of regularly traded, liquid, and fixed-rate local and external sovereign debt issued by emerging markets. 50% of the index covers USD-denominated emerging markets sovereign bonds and the remaining 50% has exposure to local government bonds issued by emerging market countries except India and China, which have capital controls. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-260-1017O CGD/AFD/10039-S63848

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY